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                                                                    EXHIBIT 10.3

                                                         (G) Modfn. (1) 070501ps

SESAMEWORKSHOP(TM)
                                             One Lincoln Plaza New York NY 10023
Dated as of July 1, 2001                 tel 212 595 3456 www.sesameworkshop.org


The First Years, Inc.
One Kiddie Drive
Avon, Massachusetts  02322

Ladies and Gentlemen:

The following, when signed by you ("The First Years") and by us ("Sesame Workshop"), will constitute a renewal of the agreement between Sesame Workshop and The First Years dated as of the 1st day July, 1996, as the same may have heretofore been amended and/or extended (hereinafter referred to as the "Agreement"):

The Term of the Agreement, solely with respect to the distribution and sale of Products in the United States including its Territories and Possessions, is hereby renewed for an additional period of two (2) years commencing July 1, 2001 and ending June 30, 2003, upon all the terms and conditions therein contained, except as herein otherwise specified:

     1. During the Term of this renewal, The First Years shall have the right to manufacture, distribute and sell the Products listed in Appendix A annexed hereto and hereby made a part hereof. It is further understood and agreed that if The First Years fails to achieve at least [ ] ([ ]) [ ] of its projected sales for Bibs during the first contract year of the Term of this renewal (July 1, 2001 - June 30, 2002), then Sesame Workshop shall have the right, at its election, to delete "Bibs" as a Product hereunder for the second contract year of the Term hereof. The current sales forecast for Bibs is $[ ] for the period ending June 30, 2002.

     2. The First Years' Authorized Channels of Distribution, during the Term of this renewal, shall be as follows:

          "MASS MARKET CHANNELS" means those channels of distribution through wholesalers, distributors and retailers which result in the Products being offered for sale in value-oriented retail stores, which in the normal course of business usually sell product items in the same category as the Products and catalog operations conducted by major retailers;

          "MID-TIER DEPARTMENT STORE CHANNELS" means those channels of distribution through wholesalers, distributors and retailers which result in the Products being offered for sale in moderately priced department stores such as J.C. Penny, Sears, Kohl's, etc;
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          "SPECIALTY STORES" means those channels of distribution through wholesalers, distributors and retailers which result in the Products being offered for sale primarily to specialty stores, gift stores, card stores and gift and card departments of department stores;

          DRUG STORES AND GROCERY STORES;

          REGIONAL DISCOUNTERS;

          E-TAILERS (I.E. AMAZON.COM); AND

          INTERNET SITES OF RETAILERS THAT ARE IN THE ABOVE CHANNELS OF DISTRIBUTION.

     3. The Royalty that is payable by The First Years to Sesame Workshop, during the Term of this renewal, pursuant to subparagraph 5(a) hereof with respect to each Product hereunder is as follows:

                  [  ]% of Gross Proceeds with respect to Bed Rails, Booster
                         Seats, Toilet Training Potty and Step Stools.
                  [  ]%  of Gross Proceeds with respect to Vinyl Bibs.
                  [  ]%  with respect to all other Products.

                  [  ]% F.O.B. Price with respect to Bed Rails, Booster
                         Seats, Toilet Training Potty and Step Stools.
                  [ ]% F.O.B. Price with respect to with respect to Vinyl Bibs. [ ]% F.O.B. Price with respect to all other Products.

     4. The First Years guarantees that Sesame Workshop's minimum earnings, during the Term of this renewal, shall be as follows:

                  $[ ] for the Guaranteed Period July 1, 2001 - June 30,
                       2002

                  $[ ] for the Guaranteed Period July 1, 2002 - June 30, 2003

     5. Effective December 29, 2000, all rights and interest in, and title to, the Licensed Elements which were owned by JHP and controlled by Sesame Workshop were acquired by Sesame Workshop, and consequently, subsequent to such date, {i} any right of JHP under the Agreement shall insure to Sesame Workshop and {ii} any obligation owed to JHP by The First Years hereunder shall be owed to Sesame Workshop.

     6. Division {iii} of subparagraph 9(a) of the Agreement is hereby modified by deleting the term "CTWs Quality Control Department" and substituting in its place and stead "Sesame Workshop's and/or its representative."

     7. All notices to Sesame Workshop should be sent to:

                           Sesame Workshop
                           One Lincoln Plaza
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                    New York, New York 10023

                    Attention: Group President, Products and to David Chan,
                               Vice President, Deputy General Counsel Legal and Business Affairs.

Except as herein expressed modified and/or amended, the Agreement shall remain in full force and effect according to the terms thereof and, as herein modified, amended and/or extended, is hereby expressly ratified and confirmed. This modification, its construction and effect shall be determined in accordance with the laws of the State of New York with respect to agreements to be fully performed therein.

If the foregoing accords with your understanding, please sign this renewal at the place set forth below.

Very truly yours,

SESAME WORKSHOP                                      ACCEPTED AND AGREED TO:

By: Not legible                                      THE FIRST YEARS, INC.
   -------------------------
                                                     By: /s/ Ronald J. Sidman
                                                        ------------------------
                                                         Ronald J. Sidman
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I.       APPENDIX A

Products hereunder for which THE FIRST YEARS has been granted the non-exclusive right to distribute and sell in the Territory shall consist solely of the following Infant Care Items:

             Reusable & Disposable Bottles
             Pacifiers and Attachers
             Splat Mats
             Cups: trainer cups, spout cups, straw cups, and spill proof cups Sport Bottles
             *#Teethers (with or without sound)
             100% Vinyl Bibs (specifically excluding fabric and vinyl coated fabric bibs)
             Melamine Set (two-section dish with sippy cup and sculpted spoon)
             Feeding and Soothing Gift Set combinations consisting of the above Products

             *#Rattles (with and without sound)
             Baby Bather
             Baby Bath Tubs
             Car Sunshades
             Bed Rails
             Boo Boo Cold Packs
             Harness and Handstrap
             Medicine Feeders
             Thermometers
             Plastic Step Stools
             Toilet Training Potty
             Booster Seats
             Bathtub Toy Bags
             #Crib Pull Downs
             #Chime Balls
             #Squeaky Playbook for bath use (with sound and visual-no text or story)
             Comb and Brush Set
             Spout Guards
             *#High Chair Suction Toys

     *Combination Plastic and Plush elements shall be of equal proportion. Specifically excluded are plush only designs.

     #These Products shall be sold solely to Juvenile Product Buyers of the Authorized Distribution Channels specified in Paragraph 2 of the renewal and must be packaged on blister cards and merchandised on racks. Peggable boxed items will be approved on a case-by-case basis.